UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8797
                                   811-9049

Name of Fund: Merrill Lynch Global Balanced Fund
              Merrill Lynch Master Global Balanced Portfolio

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch
      Global Balanced Fund and Merrill Lynch Master Global Balanced Portfolio, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 11/30/03

Date of reporting period: 12/01/02 - 11/30/03

Item 1 - Attach shareholder report

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        Merrill Lynch
                                        Global Balanced Fund

Annual Report
November 30, 2003

[LOGO] Merrill Lynch Investment Managers

Merrill Lynch Global Balanced Fund

Worldwide Investments as of November 30, 2003 (unaudited)

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
--------------------------------------------------------------------------------
Pfizer Inc. ..........................................................    2.0%
Microsoft Corporation ................................................    1.7
Citigroup Inc. .......................................................    1.6
Fannie Mae ...........................................................    1.6
Vodafone Group PLC ...................................................    1.4
BP Amoco PLC .........................................................    1.2
United Technologies Corporation ......................................    1.2
TotalFinaElf SA ......................................................    1.2
Altria Group, Inc. ...................................................    1.2
Freddie Mac ..........................................................    1.2
--------------------------------------------------------------------------------

                                                                      Percent of
Ten Largest Fixed Income Holdings                                     Net Assets
--------------------------------------------------------------------------------
Netherlands Government Bonds,
  4% due 7/15/2005 ...................................................    3.4%
French OAT, 5.75% due 10/25/2032 .....................................    1.5
Deutsche Ausgleichsbank, 1.85% due 9/20/2010 .........................    1.5
KFW International Finance, 1.75% due 3/23/2010 .......................    1.4
Bundesschatzanweisungen,
  2.50% due 3/18/2005 ................................................    1.4
Oesterreich Kontrollbank, 1.80% due 3/22/2010 ........................    1.2
Bundesobligation, 3.50% due 10/10/2008 ...............................    1.2
Swedish Government Bonds, 5% due 1/28/2009 ...........................    1.0
International Bank for Reconstruction &
  Development, 4.75% due 12/20/2004 ..................................    0.9
U.S. Treasury Notes, 3.25% due 8/15/2008 .............................    0.9
--------------------------------------------------------------------------------

                                                                      Percent of
Asset Mix                                                             Net Assets
--------------------------------------------------------------------------------
Common Stock .........................................................   71.7%
Fixed Income Securities ..............................................   23.8
Cash Equivalents .....................................................    5.3
Total ................................................................  100.8
--------------------------------------------------------------------------------

                                                                      Percent of
Geographic Allocation                                                Net Assets+
--------------------------------------------------------------------------------
United States ........................................................   48.5%
United Kingdom .......................................................   12.4
France ...............................................................    6.7
Japan ................................................................    6.5
Germany ..............................................................    7.3
Netherlands ..........................................................    4.7
Italy ................................................................    2.8
Sweden ...............................................................    2.5
Switzerland ..........................................................    2.4
Canada ...............................................................    1.8
Spain ................................................................    1.5
Ireland ..............................................................    1.5
Austria ..............................................................    1.2
Finland ..............................................................    0.6
Norway ...............................................................    0.4
--------------------------------------------------------------------------------
+     Total may not equal 100%.

Five Largest Industries*                                              Percent of
(Equity Investments)                                                  Net Assets
--------------------------------------------------------------------------------
Commercial Banks .....................................................    7.3%
Pharmaceuticals ......................................................    5.7
Media ................................................................    5.1
Oil & Gas ............................................................    4.7
Thrifts & Mortgage Finance ...........................................    3.7
--------------------------------------------------------------------------------
* For Portfolio compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.


2        MERRILL LYNCH GLOBAL BALANCED FUND      NOVEMBER 30, 2003

A Letter From the President

Dear Shareholder

As 2003 closes, it seems appropriate to reflect on what has been a meaningful year in many respects. We saw the beginning and the end of all-out war in Iraq, global equity market uncertainty turned to strength and an economic slowdown that finally started to reverse trend in important areas around the globe.

The U.S. economy benefited from stimulative monetary and fiscal policy, improving corporate profits and tightening credit spreads. Gross domestic product growth rallied from a dismal 1.4% in the first quarter of the year to an extraordinary 8.2% in the third quarter. In Europe, the central bank initiated more active monetary policy in an effort to rouse economic growth. The economies of several Asian countries experienced strong growth in 2003. China, in particular, is expected to grow at an annualized rate of 8% for 2003 - 2004. Latin America has benefited from a combination of declining global risk and relative political stability.

Equity markets have made a strong showing this year, rebounding from one of the most dismal three-year periods in history. The S&P 500 Index posted year-to-date and 12-month returns of +22.27% and +15.09%, respectively, as of November 30, 2003. The MSCI World Index, which measures the performance of equity markets in 23 developed countries worldwide, returned +25.26% year-to-date and +19.17% over the past 12 months.

Against this backdrop, our portfolio managers continued to work diligently to deliver on our commitment to provide superior performance within reasonable expectations for risk and return. This included striving to outperform our peers and the market indexes. With that said, remember that the advice and guidance of a skilled financial advisor often can mean the difference between successful and unsuccessful investing. A financial professional can help you choose those investments that will best serve you as you plan for your financial future.

Finally, I am proud to premiere a new look to our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets are confusing enough. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. Any cost savings in production or postage are passed on to the Fund and, ultimately, to Fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                                Sincerely,


                                                /s/ Terry K. Glenn

                                                Terry K. Glenn
                                                President and Director/Trustee


         MERRILL LYNCH GLOBAL BALANCED FUND      NOVEMBER 30, 2003             3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      We overweighted equities during the period, which benefited the Fund as global stock markets rallied. However, we did not favor the lower-quality stocks, which provided the greatest returns.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended November 30, 2003, Merrill Lynch Global Balanced Fund's Class A, Class B, Class C and Class I Shares had total returns of +10.19%, +9.47%, +9.46% and +10.52%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.) For the same period, the unmanaged Morgan Stanley Capital International (MSCI) World Index returned +19.17% and the unmanaged Citigroup World Government Bond Index (Hedged) returned +2.81%. The Fund's composite index, which consists 60% of the MSCI World Index and 40% of the Citigroup World Government Bond Index (Hedged), had a return of +12.64% for the 12 months ended November 30, 2003.

The Fund's underperformance of its composite benchmark can be attributed to the equity component of the Portfolio. Although posting a positive return in absolute terms, the Fund's equity performance was substantially lower than that generated by the MSCI World Index.

Throughout the year, our equity strategy emphasized high-quality companies with proven business models and delivering high returns on equity. These stocks performed well in the earlier part of the fiscal year but lagged the equity benchmark from April to August 2003 in what proved to be an extreme market environment. A complete shift in investors' risk appetites, together with plentiful liquidity, engendered a powerful rally in equity markets that was concentrated in lower-quality and higher-risk investments. Investors focused on companies where profits could benefit most from an economic recovery. Economically sensitive sectors outperformed. Within sectors, higher-risk stocks generally outperformed significantly.

We remained underweight in lower-quality shares, based on our belief that valuations were too high for the medium-term earnings we anticipated or did not compensate investors for the specific risks attached to business models. Investors were over-paying for economic leverage and risk, in our opinion, and we did not chase the momentum. We were unwilling to buy shares at prices we could not justify. Encouragingly, we observed a tone change toward the end of the period as investors became wary of the high valuations attached to many stocks in economically sensitive areas of the market. Investors also began to question whether the pace of growth of U.S. corporate profits might begin to slow.

The bond component of the Fund performed broadly in line with its component benchmark, the Citigroup World Government Bond Index (Hedged). Relative underperformance in July was countered by positive relative performance over the last few months of the period.

Our decision to overweight equities and underweight bonds from their neutral positions throughout the period proved to be the most beneficial strategy in added value terms, as equities strongly outperformed bonds. We added to our equity positions as the year progressed and the prospect for economic growth improved, enabling the portfolio to capitalize on the equity recovery.

What changes were made to the Portfolio during the period?

At the start of the year, the Portfolio held a marginal pro-equity stance. Although war in Iraq was imminent at this point, we did not believe it would derail the economic recovery we were beginning to see. Economic data was starting to improve, economic growth was well supported from a fiscal and monetary policy standpoint and, unlike the rally of early 2002, corporate earnings showed signs of recovering.

We increased the equity overweight further when the war in Iraq reached a rapid conclusion and investors' appetite for risk increased. Our stance was further supported by our negative view on government bonds, which had a low absolute level of yields and which we felt had been overbought. As the year progressed, improvements in corporate cash flows, corporate earnings and strengthening balance sheets continued, and we maintained the equity overweight through the end of the year.

In the equity component of the Portfolio, we sought to increase economic sensitivity at reasonable prices. We made a number of additions within the financial sector. These included the investment bank Morgan Stanley, which we believe should benefit from a recovery in merger-and-acquisition activity,


4        MERRILL LYNCH GLOBAL BALANCED FUND      NOVEMBER 30, 2003
and U.S. Bancorp, which should benefit from an improvement in corporate credit quality. We established a position in Freddie Mac and added to our position in Fannie Mae when both shares fell following an accounting error at Freddie Mac. Although increased regulation is likely, we do not believe the economics of these businesses will be impacted to the extent implied by the share prices, leaving both companies significantly undervalued. We also increased exposure to industrials, investing in companies such as ITT Industries, Inc. and Smiths Group PLC, where valuations were reasonable and profits should benefit from improving economic conditions.

We reduced our holdings in the mining companies Rio Tinto PLC and BHP Billiton toward the end of the period. Both shares had performed strongly on rising optimism regarding global economic growth and sustained strong demand from China. We took profits as the shares neared the top end of our fair price range. Within information technology, we sold positions that had become overvalued, such as Intel Corp., and recycled those proceeds into reasonably valued stocks, such as the Japanese office automation equipment company Ricoh Company Ltd.

In the latter part of the period, we made significant changes to the Portfolio's bond exposure. We shortened duration in the second half of the year as it became clear that monetary policy was gaining traction and the risk of deflation had subsided. When yields rose sharply in July, we increased our exposure to U.S. Treasury issues and reduced our euro-zone position, believing that U.S. Treasury securities would remain supported. However, we reduced the Treasury exposure to underweight in September, switching into the more attractive euro-zone as the market recovered.

How would you characterize the Portfolio's position at the close of the period?

As we ended the period, investors remained focused on the rate of economic growth and its sustainability. Present expectations are that the first half of 2004 will remain a period of strong growth, although the rate of acceleration is likely to decline. In the United States, tax breaks, low interest rates and stronger corporate balance sheets are driving demand. In the euro-zone, improving business confidence, government spending and the external sector lie behind a slow recovery in activity. In Asia, China's growth rate can be expected to slow, but current momentum suggests this will be a gradual process. Overall, this benign economic situation suggests that equities should outperform bonds.

Under these circumstances, equities remain our asset class of choice. At November 30, 2003, investors were still backing a pro-cyclical stance, but we expect a gradual drift toward more defensive sectors as interest rates rise. Our focus remains on high-quality, well-managed franchises that should be able to deliver sustainable profits growth. The Portfolio is exposed to improving economic conditions through holdings in media, industrial, financial, office equipment and software companies. We underweight technology hardware and retail where valuations appear too high. The Portfolio also has exposure to secular growth in areas such as medical equipment, as well as undervalued franchises in areas such as banks, personal products and beverages.

We believe bond yields are likely to experience upward pressure as central banks and governments continue to promote reflation through easy monetary and fiscal policies. U.S. government bonds look expensive on a medium-term basis, although the steepness of the yield curve should offer protection until tightening by the U.S. Federal Reserve Board appears imminent. In the bond component of the Portfolio, we favor the euro-zone over the United States and Japan. The slower recovery in the euro-zone (compared to the United States), plentiful liquidity, strong currency and accommodative monetary policy are all positives for bonds in the region.

Richard Turnill
Vice President and Portfolio Manager

December 18, 2003

--------------------------------------------------------------------------------
We are pleased to announce that, effective October 6, 2003, Richard Turnill became lead fund manager of Merrill Lynch Global Balanced Fund. Mr. Turnill is Head of the Asset Allocation & Economics Team and is responsible for developing asset allocation strategies based on the team's proprietary research. Mr. Turnill is Managing Director of Merrill Lynch Investment Managers and has been employed therewith since 1996.
--------------------------------------------------------------------------------


         MERRILL LYNCH GLOBAL BALANCED FUND      NOVEMBER 30, 2003             5

[LOGO] Merrill Lynch Investment Managers

Performance Data

About Fund Performance

Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years.

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

o Class I Shares incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                       6-Month         12-Month     Since Inception
As of November 30, 2003                              Total Return    Total Return     Total Return
===================================================================================================
ML Global Balanced Class A Shares*                      + 5.85%         +10.19%         - 6.28%
---------------------------------------------------------------------------------------------------
ML Global Balanced Class B Shares*                      + 5.47          + 9.47          - 9.50
---------------------------------------------------------------------------------------------------
ML Global Balanced Class C Shares*                      + 5.47          + 9.46          - 9.45
---------------------------------------------------------------------------------------------------
ML Global Balanced Class I Shares*                      + 5.93          +10.52          - 5.18
---------------------------------------------------------------------------------------------------
MSCI World Index**                                      +14.66          +19.17          -15.89
---------------------------------------------------------------------------------------------------
Citigroup World Government Bond Index (Hedged)***       - 2.25          + 2.81          +27.78
---------------------------------------------------------------------------------------------------
Composite Index****                                     + 7.67          +12.64          + 1.22
---------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if sales charges were included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund's inception date is 4/30/99.
** This unmanaged market-capitalization weighted Index is comprised of a representative sampling of stocks of large-, medium- and small-capitalization companies in 22 countries, including the United States. Since inception total return is from 4/30/99.
*** This unmanaged market-capitalization weighted Index tracks the performance of the 18 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, the United Kingdom and the United States. Since inception total return is from 4/30/99.
**** The Composite Index is comprised of 60% of Morgan Stanley Capital International World Index and 40% of Citigroup World Government Bond Index (Hedged). Since inception total return is from 4/30/99.


6        MERRILL LYNCH GLOBAL BALANCED FUND      NOVEMBER 30, 2003

Total Return Based on a $10,000 Investment--Class A & Class C Shares.

A line graph depicting the growth of an investment in the Fund's Class A & Class C Shares compared to growth of an investment in the MSCI World Index, Citigroup World Government Bond Index (Hedged) and the Composite Index. Values are from April 1999 to November 2003.

                            4/30/99**           11/99             11/00            11/01             11/02             11/03
ML Global Balanced
Fund+--Class A Shares*      $ 9,475             $10,214           $ 9,627          $ 8,630           $ 8,059           $ 8,880

ML Global Balanced
Fund+--Class C Shares*      $10,000             $10,730           $10,030          $ 8,930           $ 8,273           $ 9,055

MSCI World Index++          $10,000             $10,739           $ 9,918          $ 8,331           $ 7,058           $ 8,411

Citigroup World
Government Bond
Index (Hedged)+++           $10,000             $ 9,945           $10,869          $11,791           $12,428           $12,778

Composite Index@            $10,000             $10,424           $10,333          $ 9,663           $ 9,065           $10,210

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ The Fund invests all of its assets in Mercury Master Global Balanced Portfolio of Mercury Master Trust. The Portfolio invests in a mix of stocks and high-quality bonds of issuers located in the United States and other developed countries.
++ This unmanaged market-capitalization weighted Index is comprised of a representative sampling of stocks of large-, medium- and small-capitalization companies in 22 countries, including the United States.
+++ This unmanaged market-capitalization weighted Index tracks the performance of the 18 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, the United Kingdom and the United States.
@ The Composite Index is comprised of 60% of Morgan Stanley Capital International World Index and 40% of Salomon Smith Barney World Government Bond Index (Hedged).

      Past performance is not predictive of future results.

Average Annual Total Return

                                              % Return Without    % Return With
                                                Sales Charge      Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 11/30/03                            +10.19%            +4.40%
--------------------------------------------------------------------------------
Inception (4/30/99)
through 11/30/03                                   - 1.40             -2.56
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                 % Return          % Return
                                                Without CDSC      With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 11/30/03                            +9.46%            +8.46%
--------------------------------------------------------------------------------
Inception (4/30/99)
through 11/30/03                                   -2.14             -2.14
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.


         MERRILL LYNCH GLOBAL BALANCED FUND      NOVEMBER 30, 2003             7

[LOGO] Merrill Lynch Investment Managers

Performance Data (concluded)

Total Return Based on a $10,000 Investment--Class B & Class I Shares.

A line graph depicting the growth of an investment in the Fund's Class B & Class I Shares compared to growth of an investment in the MSCI World Index, Citigroup World Government Bond Index (Hedged) and the Composite Index. Values are from April 1999 to November 2003.

                             4/30/99             11/99                11/00             11/01           11/02            11/03
ML Global Balanced
Fund+--Class B Shares*       $10,000             $10,730              $10,039           $ 8,935         $ 8,267          $ 8,877

ML Global Balanced
Fund+--Class I Shares*       $ 9,475             $10,233              $ 9,660           $ 8,693         $ 8,129          $ 8,985

MSCI World Index++           $10,000             $10,739              $ 9,918           $ 8,331         $ 7,058          $ 8,411

Citigroup World
Government Bond
Index (Hedged)+++            $10,000             $ 9,945              $10,869           $11,791         $12,428          $12,778

Composite Index@             $10,000             $10,424              $10,333           $ 9,663         $ 9,065          $10,210

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ The Fund invests all of its assets in Mercury Master Global Balanced Portfolio of Mercury Master Trust. The Portfolio invests in a mix of stocks and high-quality bonds of issuers located in the United States and other developed countries.
++ This unmanaged market-capitalization weighted Index is comprised of a representative sampling of stocks of large-, medium- and small-capitalization companies in 22 countries, including the United States.
+++ This unmanaged market-capitalization weighted Index tracks the performance of the 18 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, Portugal, Spain, Sweden, Switzerland, the United Kingdom and the United States.
@ The Composite Index is comprised of 60% of Morgan Stanley Capital International World Index and 40% of Salomon Smith Barney World Government Bond Index (Hedged).

      Past performance is not predictive of future results.

Average Annual Total Return

                                                   % Return        % Return
                                                  Without CDSC    With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 11/30/03                              +9.47%          +5.47%
--------------------------------------------------------------------------------
Inception (4/30/99)
through 11/30/03                                     -2.15           -2.56
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

                                                % Return Without  % Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 11/30/03                             +10.52%           +4.72%
--------------------------------------------------------------------------------
Inception (4/30/99)
through 11/30/03                                    - 1.15            -2.31
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.


8        MERRILL LYNCH GLOBAL BALANCED FUND      NOVEMBER 30, 2003

Statement of Assets and Liabilities           Merrill Lynch Global Balanced Fund

As of November 30, 2003
=========================================================================================================================
Assets
-------------------------------------------------------------------------------------------------------------------------
                       Investment in Mercury Master Global Balanced Portfolio,
                         at value (identified cost--$129,237,163) ....................                      $ 142,813,603
                       Prepaid registration fees .....................................                             45,189
                                                                                                            -------------
                       Total assets ..................................................                        142,858,792
                                                                                                            -------------
=========================================================================================================================
Liabilities
-------------------------------------------------------------------------------------------------------------------------
                       Payables:
                          Distributor ................................................    $     103,328
                          Other affiliates ...........................................           34,225
                          Administrative fees ........................................           22,023           159,576
                                                                                          -------------
                       Accrued expenses ..............................................                             19,399
                                                                                                            -------------
                       Total liabilities .............................................                            178,975
                                                                                                            -------------
=========================================================================================================================
Net Assets
-------------------------------------------------------------------------------------------------------------------------
                       Net assets ....................................................                      $ 142,679,817
                                                                                                            =============
=========================================================================================================================
Net Assets Consist of
-------------------------------------------------------------------------------------------------------------------------
                       Class A Shares of Common Stock, $.0001 par value,
                         100,000,000 shares authorized ...............................                      $          96
                       Class B Shares of Common Stock, $.0001 par value,
                         100,000,000 shares authorized ...............................                              1,095
                       Class C Shares of Common Stock, $.0001 par value,
                         100,000,000 shares authorized ...............................                                424
                       Class I Shares of Common Stock, $.0001 par value,
                         100,000,000 shares authorized ...............................                                 27
                       Paid-in capital in excess of par ..............................                        191,094,972
                       Undistributed investment income--net ..........................    $     404,514
                       Accumulated realized capital losses on investments
                         and foreign currency transactions from the
                         Portfolio--net ..............................................      (62,397,751)
                       Unrealized appreciation on investments and foreign
                         currency transactions from the Portfolio--net ...............       13,576,440
                                                                                          -------------
                       Total accumulated losses--net .................................                        (48,416,797)
                                                                                                            -------------
                       Net Assets ....................................................                      $ 142,679,817
                                                                                                            =============
=========================================================================================================================
Net Asset Value
-------------------------------------------------------------------------------------------------------------------------
                       Class A--Based on net assets of $8,500,785 and
                         958,109 shares outstanding ..................................                      $        8.87
                                                                                                            =============
                       Class B--Based on net assets of $94,984,364 and
                         10,954,967 shares outstanding ...............................                      $        8.67
                                                                                                            =============
                       Class C--Based on net assets of $36,803,694 and
                         4,242,337 shares outstanding ................................                      $        8.68
                                                                                                            =============
                       Class I--Based on net assets of $2,390,974 and
                         267,700 shares outstanding ..................................                      $        8.93
                                                                                                            =============

      See Notes to Financial Statements.


         MERRILL LYNCH GLOBAL BALANCED FUND      NOVEMBER 30, 2003             9

[LOGO] Merrill Lynch Investment Managers

Statement of Operations                       Merrill Lynch Global Balanced Fund

For the Year Ended November 30, 2003
=========================================================================================================================
Investment Income from the Portfolio--Net
-------------------------------------------------------------------------------------------------------------------------
                       Investment income allocated from the Portfolio:
                          Dividends (net of $143,938 foreign withholding tax) ........                      $   2,136,118
                          Interest ...................................................                          1,496,821
                          Securities lending--net ....................................                             15,069
                          Expenses ...................................................                         (1,242,846)
                                                                                                            -------------
                       Net investment income from the Portfolio ......................                          2,405,162
                                                                                                            -------------
=========================================================================================================================
Expenses
-------------------------------------------------------------------------------------------------------------------------
                       Account maintenance and distribution fees--Class B ............    $   1,029,332
                       Account maintenance and distribution fees--Class C ............          409,766
                       Administration fees ...........................................          312,170
                       Transfer agent fees--Class B ..................................          153,958
                       Transfer agent fees--Class C ..................................           62,934
                       Printing and shareholder reports ..............................           55,955
                       Registration fees .............................................           53,492
                       Professional fees .............................................           45,638
                       Account maintenance fees--Class A .............................           23,564
                       Transfer agent fees--Class A ..................................           12,002
                       Transfer agent fees--Class I ..................................            3,649
                       Other .........................................................           11,421
                                                                                          -------------
                       Total expenses ................................................                          2,173,881
                                                                                                            -------------
                       Investment income--net ........................................                            231,281
                                                                                                            -------------
=========================================================================================================================
Realized & Unrealized Gain from the Portfolio--Net
-------------------------------------------------------------------------------------------------------------------------
                       Realized gain from the Portfolio on:
                          Investments--net ...........................................          787,132
                          Foreign currency transactions--net .........................          147,987           935,119
                                                                                          -------------
                       Change in unrealized appreciation on investments and
                         foreign currency transactions from the Portfolio--net .......                         12,195,868
                                                                                                            -------------
                       Total realized and unrealized gain on investments and
                         foreign currency transactions--net ..........................                         13,130,987
                                                                                                            -------------
                       Net Increase in Net Assets Resulting from Operations ..........                      $  13,362,268
                                                                                                            =============

      See Notes to Financial Statements.


10       MERRILL LYNCH GLOBAL BALANCED FUND      NOVEMBER 30, 2003

Statements of Changes in Net Assets           Merrill Lynch Global Balanced Fund

                                                                                                For the Year Ended
                                                                                                    November 30,
                                                                                          -------------------------------
Increase (Decrease) in Net Assets:                                                            2003              2002
=========================================================================================================================
Operations
-------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ........................................    $     231,281     $     762,084
                       Realized gain (loss) on investments and foreign currency
                         transactions from the Portfolio--net ........................          935,119       (23,004,581)
                       Change in unrealized appreciation/depreciation on
                         investments and foreign currency transactions
                         from the Portfolio--net .....................................       12,195,868         5,062,082
                                                                                          -------------------------------
                       Net increase (decrease) in net assets resulting from operations       13,362,268       (17,180,415)
                                                                                          -------------------------------
=========================================================================================================================
Capital Share Transactions
-------------------------------------------------------------------------------------------------------------------------
                       Net decrease in net assets derived from capital share
                         transactions ................................................      (45,999,568)      (75,589,427)
                                                                                          -------------------------------
=========================================================================================================================
Net Assets
-------------------------------------------------------------------------------------------------------------------------
                       Total decrease in net assets ..................................      (32,637,300)      (92,769,842)
                       Beginning of year .............................................      175,317,117       268,086,959
                                                                                          -------------------------------
                       End of year* ..................................................    $ 142,679,817     $ 175,317,117
                                                                                          ===============================
                        * Undistributed (accumulated) investment income (loss)--net ..    $     404,514     $    (924,815)
                                                                                          ===============================

      See Notes to Financial Statements.


         MERRILL LYNCH GLOBAL BALANCED FUND      NOVEMBER 30, 2003            11

[LOGO] Merrill Lynch Investment Managers

Financial Highlights                          Merrill Lynch Global Balanced Fund

                                                                                           Class A+++
                                                                 -------------------------------------------------------------------
The following per share data and ratios have been derived                       For the Year Ended                   For the Period
from information provided in the financial statements.                             November 30,                      April 30, 1999+
                                                                 -------------------------------------------------   to November 30,
Increase (Decrease) in Net Asset Value:                            2003         2002          2001          2000           1999
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ...  $   8.05     $   8.62      $   9.99      $  10.78       $  10.00
                                                                 -------------------------------------------------------------------
                       Investment income--net .................       .07@@        .02@@         .14@@         .13@@          .09
                       Realized and unrealized gain (loss) on
                         investments and foreign currency
                         transactions from the Portfolio--net .       .75         (.59)        (1.14)         (.73)           .69
                                                                 -------------------------------------------------------------------
                       Total from investment operations .......       .82         (.57)        (1.00)         (.60)           .78
                                                                 -------------------------------------------------------------------
                       Less dividends from:
                          Investment income--net ..............        --           --          (.36)         (.12)            --
                          In excess of investment income--net .        --           --          (.01)         (.07)            --
                                                                 -------------------------------------------------------------------
                       Total dividends ........................        --           --          (.37)         (.19)            --
                                                                 -------------------------------------------------------------------
                       Net asset value, end of period .........  $   8.87     $   8.05      $   8.62      $   9.99       $  10.78
                                                                 ===================================================================
====================================================================================================================================
Total Investment Return**
------------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .....     10.19%       (6.61%)      (10.36%)       (5.75%)         7.80%@
                                                                 ===================================================================
====================================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
                       Expenses++ .............................      1.48%        1.45%         1.30%         1.26%          1.35%*
                                                                 ===================================================================
                       Investment income--net .................       .86%        1.05%         1.49%         1.19%          1.47%*
                                                                 ===================================================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands)  $  8,501     $ 10,514      $ 17,510      $ 28,854       $ 43,442
                                                                 ===================================================================
                       Portfolio turnover of the Mercury Master
                         Global Balanced Portfolio ............    158.02%      128.22%       116.69%       117.12%         71.04%
                                                                 ===================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Commencement of operations.
++    Includes the Fund's share of the Portfolio's allocated expenses.
+++   Effective April 14, 2003, Class D Shares were redesignated Class A Shares.
@     Aggregate total investment return.
@@    Based on average shares outstanding.

      See Notes to Financial Statements.


12       MERRILL LYNCH GLOBAL BALANCED FUND      NOVEMBER 30, 2003

Financial Highlights (continued)              Merrill Lynch Global Balanced Fund

                                                                                            Class B
                                                                 -------------------------------------------------------------------
The following per share data and ratios have been derived                       For the Year Ended                   For the Period
from information provided in the financial statements.                             November 30,                      April 30, 1999+
                                                                 -------------------------------------------------   to November 30,
Increase (Decrease) in Net Asset Value:                            2003         2002          2001          2000           1999
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ...  $   7.92     $   8.56      $   9.91      $  10.73       $  10.00
                                                                 -------------------------------------------------------------------
                       Investment income--net .................       .01@@        .03@@         .07@@         .05@@          .04
                       Realized and unrealized gain (loss) on
                         investments and foreign currency
                         transactions from the Portfolio--net .       .74         (.67)        (1.13)         (.73)           .69
                                                                 -------------------------------------------------------------------
                       Total from investment operations .......       .75         (.64)        (1.06)         (.68)           .73
                                                                 -------------------------------------------------------------------
                       Less dividends from:
                          Investment income--net ..............        --           --          (.28)         (.09)            --
                          In excess of investment income--net .        --           --          (.01)         (.05)            --
                                                                 -------------------------------------------------------------------
                       Total dividends ........................        --           --          (.29)         (.14)            --
                                                                 -------------------------------------------------------------------
                       Net asset value, end of period .........  $   8.67     $   7.92      $   8.56      $   9.91       $  10.73
                                                                 ===================================================================
====================================================================================================================================
Total Investment Return**
------------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .....      9.47%       (7.48%)      (10.99%)       (6.44%)         7.30%@
                                                                 ===================================================================
====================================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
                       Expenses++ .............................      2.25%        2.22%         2.07%         2.02%          2.12%*
                                                                 ===================================================================
                       Investment income--net .................       .08%         .29%          .72%          .43%           .68%*
                                                                 ===================================================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands)  $ 94,984     $115,151      $171,223      $236,313       $277,296
                                                                 ===================================================================
                       Portfolio turnover of the Mercury Master
                         Global Balanced Portfolio ............    158.02%      128.22%       116.69%       117.12%         71.04%
                                                                 ===================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Commencement of operations.
++    Includes the Fund's share of the Portfolio's allocated expenses.
@     Aggregate total investment return.
@@    Based on average shares outstanding.

      See Notes to Financial Statements.


         MERRILL LYNCH GLOBAL BALANCED FUND      NOVEMBER 30, 2003            13

[LOGO] Merrill Lynch Investment Managers

Financial Highlights (continued)              Merrill Lynch Global Balanced Fund

                                                                                            Class C
                                                                 -------------------------------------------------------------------
The following per share data and ratios have been derived                       For the Year Ended                   For the Period
from information provided in the financial statements.                             November 30,                      April 30, 1999+
                                                                 -------------------------------------------------   to November 30,
Increase (Decrease) in Net Asset Value:                            2003         2002          2001          2000           1999
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ...  $   7.93     $   8.56      $   9.90      $  10.73       $  10.00
                                                                 -------------------------------------------------------------------
                       Investment income--net .................       .01@@        .03@@         .07@@         .05@@          .04
                       Realized and unrealized gain (loss) on
                         investments and foreign currency
                         transactions from the Portfolio--net .       .74         (.66)        (1.12)         (.74)           .69
                                                                 -------------------------------------------------------------------
                       Total from investment operations .......       .75         (.63)        (1.05)         (.69)           .73
                                                                 -------------------------------------------------------------------
                       Less dividends from:
                          Investment income--net ..............        --           --          (.28)         (.09)            --
                          In excess of investment income--net .        --           --          (.01)         (.05)            --
                                                                 -------------------------------------------------------------------
                       Total dividends ........................        --           --          (.29)         (.14)            --
                                                                 -------------------------------------------------------------------
                       Net asset value, end of period .........  $   8.68     $   7.93      $   8.56      $   9.90       $  10.73
                                                                 ===================================================================
====================================================================================================================================
Total Investment Return**
------------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .....      9.46%       (7.36%)      (10.97%)       (6.52%)         7.30%@
                                                                 ===================================================================
====================================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
                       Expenses++ .............................      2.26%        2.22%         2.07%         2.02%          2.10%*
                                                                 ===================================================================
                       Investment income--net .................       .08%         .28%          .72%          .43%           .70%*
                                                                 ===================================================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands)  $ 36,804     $ 46,302      $ 73,805      $116,277       $146,078
                                                                 ===================================================================
                       Portfolio turnover of the Mercury Master
                         Global Balanced Portfolio ............    158.02%      128.22%       116.69%       117.12%         71.04%
                                                                 ===================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Commencement of operations.
++    Includes the Fund's share of the Portfolio's allocated expenses.
@     Aggregate total investment return.
@@    Based on average shares outstanding.

      See Notes to Financial Statements.


14       MERRILL LYNCH GLOBAL BALANCED FUND      NOVEMBER 30, 2003

Financial Highlights (concluded)              Merrill Lynch Global Balanced Fund

                                                                                          Class I+++
                                                                 -------------------------------------------------------------------
The following per share data and ratios have been derived                       For the Year Ended                   For the Period
from information provided in the financial statements.                             November 30,                      April 30, 1999+
                                                                 -------------------------------------------------   to November 30,
Increase (Decrease) in Net Asset Value:                            2003         2002          2001          2000           1999
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ...  $   8.08     $   8.64      $  10.01      $  10.80       $  10.00
                                                                 -------------------------------------------------------------------
                       Investment income--net .................       .09@@        .11@@         .16@@         .16@@          .11
                       Realized and unrealized gain (loss) on
                         investments and foreign currency
                         transactions from the Portfolio--net .       .76         (.67)        (1.12)         (.75)           .69
                                                                 -------------------------------------------------------------------
                       Total from investment operations .......       .85         (.56)         (.96)         (.59)           .80
                                                                 -------------------------------------------------------------------
                       Less dividends from:
                          Investment income--net ..............        --           --          (.40)         (.12)            --
                          In excess of investment income--net .        --           --          (.01)         (.08)            --
                                                                 -------------------------------------------------------------------
                       Total dividends ........................        --           --          (.41)         (.20)            --
                                                                 -------------------------------------------------------------------
                       Net asset value, end of period .........  $   8.93     $   8.08      $   8.64      $  10.01       $  10.80
                                                                 ===================================================================
====================================================================================================================================
Total Investment Return**
------------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .....     10.52%       (6.48%)      (10.01%)        5.60%          8.00%@
                                                                 ===================================================================
====================================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
                       Expenses++ .............................      1.23%        1.20%         1.05%         1.01%          1.10%*
                                                                 ===================================================================
                       Investment income--net .................      1.10%        1.30%         1.74%         1.44%          1.73%*
                                                                 ===================================================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands)  $  2,391     $  3,350      $  5,549      $  9,312       $ 13,333
                                                                 ===================================================================
                       Portfolio turnover of the Mercury Master
                         Global Balanced Portfolio ............    158.02%      128.22%       116.69%       117.12%         71.04%
                                                                 ===================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Commencement of operations.
++    Includes the Fund's share of the Portfolio's allocated expenses.
+++   Effective April 14, 2003, Class A Shares were redesignated Class I Shares.
@     Aggregate total investment return.
@@    Based on average shares outstanding.

      See Notes to Financial Statements.


         MERRILL LYNCH GLOBAL BALANCED FUND      NOVEMBER 30, 2003            15

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements                 Merrill Lynch Global Balanced Fund

1. Significant Accounting Policies:

Merrill Lynch Global Balanced Fund (the "Fund") is part of Mercury Funds, Inc. (the "Corporation"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in the Mercury Master Global Balanced Portfolio (the "Portfolio") of Mercury Master Trust (the "Trust"), which has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The percentage of the Portfolio owned by the Fund at November 30, 2003 was 99.9%. The Fund offers multiple classes of shares. Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. The Fund's financial statements and financial highlights contained within this report reflect the new share class redesignation. Class A and Class I Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B Shares have certain voting rights with respect to Class A distribution expenditures). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in
Note 1a of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses -- The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions -- Investment transactions in the Portfolio are accounted for on a trade date basis.

(g) Reclassification -- Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $932,150 have been reclassified between paid-in capital in excess of par and undistributed investment income and $165,898 has been reclassified between undistributed investment income and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset values per share.

2. Transactions with Affiliates:

The Corporation has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of ..20% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

The Corporation has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Corporation in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are


16       MERRILL LYNCH GLOBAL BALANCED FUND      NOVEMBER 30, 2003

Notes to Financial Statements (continued)     Merrill Lynch Global Balanced Fund

accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                   Account          Distribution
                                               Maintenance Fee          Fee
--------------------------------------------------------------------------------
Class A ............................                .25%                 --
Class B ............................                .25%                .75%
Class C ............................                .25%                .75%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended November 30, 2003, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A Shares as follows:

--------------------------------------------------------------------------------
                                                      FAMD               MLPF&S
--------------------------------------------------------------------------------
Class A ............................                  $ 27                $327
--------------------------------------------------------------------------------

For the year ended November 30, 2003, MLPF&S received contingent deferred sales charges of $458,342 and $268 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Corporation are officers and/or directors or trustees of the Trust, FAM, PSI, FAMD, FDS, and/or ML & Co.

3. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions were $45,999,568 and $75,589,427 for the years ended November 30, 2003 and November 30, 2002, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended November 30, 2003+                        Shares                 Amount
-------------------------------------------------------------------------------
Shares sold ......................               102,556           $    838,553
Automatic conversion of shares ...                 1,839                 14,807
                                            -----------------------------------
Total issued .....................               104,395                853,360
Shares redeemed ..................              (453,144)            (3,747,183)
                                            -----------------------------------
Net decrease .....................              (348,749)          $ (2,893,823)
                                            ===================================

+     Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended November 30, 2002+                        Shares                 Amount
-------------------------------------------------------------------------------
Shares sold ......................                37,938           $    317,491
Automatic conversion of shares ...                   100                    844
                                            -----------------------------------
Total issued .....................                38,038                318,335
Shares redeemed ..................              (762,119)            (6,332,702)
                                            -----------------------------------
Net decrease .....................              (724,081)          $ (6,014,367)
                                            ===================================

+     Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended November 30, 2003                         Shares                 Amount
-------------------------------------------------------------------------------
Shares sold ......................               176,301           $  1,417,265
Shares redeemed ..................            (3,753,727)           (30,384,796)
Automatic conversion of shares ...                (1,870)               (14,807)
                                            -----------------------------------
Net decrease .....................            (3,579,296)          $(28,982,338)
                                            ===================================

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended November 30, 2002                         Shares                 Amount
-------------------------------------------------------------------------------
Shares sold ......................               317,340           $  2,677,535
Shares redeemed ..................            (5,796,073)           (47,405,264)
Automatic conversion of shares ...                  (102)                  (844)
                                            -----------------------------------
Net decrease .....................            (5,478,835)          $(44,728,573)
                                            ===================================

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended November 30, 2003                         Shares                 Amount
-------------------------------------------------------------------------------
Shares sold ......................                72,275           $    587,508
Shares redeemed ..................            (1,670,439)           (13,516,159)
                                            -----------------------------------
Net decrease .....................            (1,598,164)          $(12,928,651)
                                            ===================================

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended November 30, 2002                         Shares                 Amount
-------------------------------------------------------------------------------
Shares sold ......................                75,417           $    626,666
Shares redeemed ..................            (2,855,589)           (23,561,919)
                                            -----------------------------------
Net decrease .....................            (2,780,172)          $(22,935,253)
                                            ===================================

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended November 30, 2003+                        Shares                 Amount
-------------------------------------------------------------------------------
Shares sold ......................                88,269           $    722,246
Shares redeemed ..................              (235,292)            (1,917,002)
                                            -----------------------------------
Net decrease .....................              (147,023)          $ (1,194,756)
                                            ===================================

+     Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended November 30, 2002+                        Shares                 Amount
-------------------------------------------------------------------------------
Shares sold ......................                31,842           $    261,577
Shares redeemed ..................              (259,696)            (2,172,811)
                                            -----------------------------------
Net decrease .....................              (227,854)          $ (1,911,234)
                                            ===================================

+     Effective April 14, 2003, Class A Shares were redesignated Class I Shares.


         MERRILL LYNCH GLOBAL BALANCED FUND      NOVEMBER 30, 2003            17

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (concluded)     Merrill Lynch Global Balanced Fund

4. Distributions to Shareholders:

As of November 30, 2003, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed ordinary income--net ......................        $         --
Undistributed long-term capital gains--net ..............                  --
                                                                 ------------
Total undistributed earnings--net .......................                  --
Capital loss carryforward ...............................         (59,855,568)*
Unrealized gains (losses)--net ..........................          11,438,771**
                                                                 ------------
Total accumulated losses--net ...........................        $(48,416,797)
                                                                 ============

* On November 30, 2003, the Fund had a net capital loss carryforward of $59,855,568, of which $1,903,631 expires in 2007, $34,109,101 expires in
      2009, $21,947,452 expires in 2010 and $1,895,384 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and forward foreign currency contracts, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the deferral of post-October currency losses for tax purposes.

5. Plan of Reorganization:

At meetings held on November 10-11, 2003, the Board of Directors unanimously approved (subject to shareholder approval at a special meeting on April 12, 2004) the reorganization of the Fund whereby (i) the Fund will acquire substantially all of the assets and assume substantially all of the liabilities of the Portfolio in exchange for all the Fund's beneficial interests in the Portfolio and (ii) Merrill Lynch Global Allocation Fund, Inc. ("Global Allocation") will acquire substantially all of the assets and assume substantially all of the liabilities of the Fund, in exchange for newly issued shares of common stock of Global Allocation.

Independent Auditors' Report

To the Shareholders and Board of Directors of Merrill Lynch Global Balanced Fund
(One of the Series constituting
Mercury Funds, Inc.):

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Global Balanced Fund as of November 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the respective periods then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Global Balanced Fund as of November 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the respective periods then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
January 9, 2004


18       MERRILL LYNCH GLOBAL BALANCED FUND      NOVEMBER 30, 2003

Schedule of Investments                 Mercury Master Global Balanced Portfolio

                                                                                                              Value       Percent of
Europe         Industry@                          Shares Held     Common Stocks                         (in U.S. dollars) Net Assets
====================================================================================================================================
Finland        Paper & Forest Products                 32,600     UPM-Kymmene Oyj                          $   602,968       0.4%
               ---------------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in Finland               602,968       0.4
====================================================================================================================================
France         Chemicals                                3,949     Air Liquide                                  639,045       0.4
               ---------------------------------------------------------------------------------------------------------------------
               Commercial Banks                        21,727     BNP Paribas SA                             1,226,680       0.9
               ---------------------------------------------------------------------------------------------------------------------
               Diversified Telecommunication           25,000   + France Telecom SA                            639,507       0.5
               Services
               ---------------------------------------------------------------------------------------------------------------------
               Insurance                               21,800     Axa                                          423,333       0.3
               ---------------------------------------------------------------------------------------------------------------------
               Oil & Gas                               10,487     TotalFinaElf SA                            1,699,568       1.2
               ---------------------------------------------------------------------------------------------------------------------
               Pharmaceuticals                          6,030     Aventis SA                                   350,132       0.2
               ---------------------------------------------------------------------------------------------------------------------
               Transportation Infrastructure           17,915     Autoroutes du Sud de la France               579,817       0.4
               ---------------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in France              5,558,082       3.9
====================================================================================================================================
Germany        Diversified Financial Services           7,100     Deutsche Boerse AG                           357,538       0.2
               ---------------------------------------------------------------------------------------------------------------------
               Electric Utilities                      11,500     E.On AG                                      652,033       0.5
               ---------------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in Germany             1,009,571       0.7
====================================================================================================================================
Ireland        Commercial Banks                        69,519     Allied Irish Banks PLC                     1,024,989       0.7
                                                       51,410     Bank of Ireland                              640,902       0.5
                                                                                                           -------------------------
                                                                                                             1,665,891       1.2
               ---------------------------------------------------------------------------------------------------------------------
               Construction Materials                  25,322     CRH PLC                                      473,514       0.3
               ---------------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in Ireland             2,139,405       1.5
====================================================================================================================================
Italy          Commercial Banks                        45,610     Banca Intesa SpA                             127,989       0.1
                                                      205,214     Intesa BCI SpA                               772,901       0.5
                                                      201,640     Unicredito Italiano SpA                    1,014,198       0.7
                                                                                                           -------------------------
                                                                                                             1,915,088       1.3
               ---------------------------------------------------------------------------------------------------------------------
               Oil & Gas                               49,667     ENI SpA                                      846,778       0.6
               ---------------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in Italy               2,761,866       1.9
====================================================================================================================================
Netherlands    Air Freight & Logistics                 15,310     TNT Post Group NV                            330,338       0.2
               ---------------------------------------------------------------------------------------------------------------------
               Diversified Financial Services          17,900     Euronext NV                                  428,920       0.3
                                                       19,400     ING Groep NV                                 415,563       0.3
                                                                                                           -------------------------
                                                                                                               844,483       0.6
               ---------------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in the Netherlands     1,174,821       0.8
====================================================================================================================================
Spain          Diversified Telecommunication           32,999     Telefonica SA                                427,209       0.3
               Services
               ---------------------------------------------------------------------------------------------------------------------
               Media                                      112   + Antena 3 Television, S.A.                      4,693       0.0
               ---------------------------------------------------------------------------------------------------------------------
               Tobacco                                 17,700     Altadis                                      472,502       0.3
               ---------------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in Spain                 904,404       0.6
====================================================================================================================================
Sweden         Building Products                       49,090     Assa Abloy AB 'B'                            558,720       0.4
               ---------------------------------------------------------------------------------------------------------------------
               Machinery                                9,100     SKF AB 'B'                                   332,996       0.2
                                                       20,749     Sandvik AB                                   660,411       0.5
                                                                                                           -------------------------
                                                                                                               993,407       0.7
               ---------------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in Sweden              1,552,127       1.1
====================================================================================================================================
Switzerland    Capital Markets                         31,600     Credit Suisse Group                        1,048,648       0.7
               ---------------------------------------------------------------------------------------------------------------------
               Food Products                            5,230     Nestle SA (Registered Shares)              1,215,715       0.9
               ---------------------------------------------------------------------------------------------------------------------
               Pharmaceuticals                         25,918     Novartis AG (Registered Shares)            1,094,661       0.8
               ---------------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in Switzerland         3,359,024       2.4
====================================================================================================================================
United         Beverages                               70,730     Diageo PLC                                   881,926       0.6
Kingdom        ---------------------------------------------------------------------------------------------------------------------
               Commercial Banks                       156,937     Barclays PLC                               1,383,279       0.9
                                                       54,808     Royal Bank of Scotland Group PLC           1,529,865       1.1
                                                                                                           -------------------------
                                                                                                             2,913,144       2.0


         MERRILL LYNCH GLOBAL BALANCED FUND      NOVEMBER 30, 2003            19

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)     Mercury Master Global Balanced Portfolio

Europe                                                                                                         Value      Percent of
(concluded)    Industry@                          Shares Held     Common Stocks                         (in U.S. dollars) Net Assets
====================================================================================================================================
United         Commercial Services & Supplies          77,736     Bunzl PLC                                $   593,268       0.4%
Kingdom        ---------------------------------------------------------------------------------------------------------------------
(concluded)    Food & Staples Retailing               153,093     Tesco PLC                                    654,951       0.5
               ---------------------------------------------------------------------------------------------------------------------
               Food Products                           81,173     Unilever PLC                                 705,007       0.5
               ---------------------------------------------------------------------------------------------------------------------
               Industrial Conglomerates                52,860     Smiths Industries PLC                        605,469       0.4
               ---------------------------------------------------------------------------------------------------------------------
               Insurance                               68,650     Prudential Corporation PLC                   526,877       0.4
               ---------------------------------------------------------------------------------------------------------------------
               Media                                   30,200   + British Sky Broadcasting Group PLC
                                                                  ("BSkyB")                                    350,072       0.3
                                                      179,214     Reed Elsevier PLC                          1,476,380       1.0
                                                                                                           -------------------------
                                                                                                             1,826,452       1.3
               ---------------------------------------------------------------------------------------------------------------------
               Metals & Mining                         38,546     Billiton PLC                                 289,039       0.2
                                                        8,687     Rio Tinto PLC (Registered Shares)            207,521       0.2
                                                                                                           -------------------------
                                                                                                               496,560       0.4
               ---------------------------------------------------------------------------------------------------------------------
               Multi-Utilities & Unregulated Power    104,140     National Grid Group PLC                      703,883       0.5
               ---------------------------------------------------------------------------------------------------------------------
               Oil & Gas                              252,794     BP Amoco PLC                               1,764,070       1.2
                                                      112,890     Shell Transport & Trading Company            714,486       0.5
                                                                                                           -------------------------
                                                                                                             2,478,556       1.7
               ---------------------------------------------------------------------------------------------------------------------
               Pharmaceuticals                         49,167     GlaxoSmithKline PLC                        1,108,580       0.8
               ---------------------------------------------------------------------------------------------------------------------
               Transportation Infrastructure           89,080     BAA PLC                                      723,890       0.5
               ---------------------------------------------------------------------------------------------------------------------
               Wireless Telecommunication Services    884,258     Vodafone Group PLC                         2,030,256       1.4
               ---------------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in the United
                                                                  Kingdom                                   16,248,819      11.4
               =====================================================================================================================
                                                                  Total Common Stocks in Europe             35,311,087      24.7
====================================================================================================================================
North America
====================================================================================================================================
Canada         Food & Staples Retailing                27,520   + Shoppers Drug Mart Corporation               592,361       0.4
               ---------------------------------------------------------------------------------------------------------------------
               Oil & Gas                                8,200     EnCana Corp.                                 301,186       0.2
                                                       13,900     Suncor Energy, Inc.                          310,635       0.3
                                                                                                           -------------------------
                                                                                                               611,821       0.5
               ---------------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in Canada              1,204,182       0.9
====================================================================================================================================
United States  Aerospace & Defense                      8,400     The Boeing Company                           322,476       0.2
                                                       20,430     United Technologies Corporation            1,750,851       1.2
                                                                                                           -------------------------
                                                                                                             2,073,327       1.4
               ---------------------------------------------------------------------------------------------------------------------
               Beverages                               17,660     The Coca-Cola Company                        821,190       0.6
                                                       13,574     PepsiCo, Inc.                                653,181       0.4
                                                                                                           -------------------------
                                                                                                             1,474,371       1.0
               ---------------------------------------------------------------------------------------------------------------------
               Biotechnology                            4,769   + Amgen Inc.                                   274,265       0.2
               ---------------------------------------------------------------------------------------------------------------------
               Capital Markets                         48,169     The Bank of New York Company, Inc.         1,477,825       1.1
                                                        7,929     The Goldman Sachs Group, Inc.                761,818       0.5
                                                       12,490     Morgan Stanley                               690,447       0.5
                                                                                                           -------------------------
                                                                                                             2,930,090       2.1
               ---------------------------------------------------------------------------------------------------------------------
               Chemicals                               16,471     Praxair, Inc.                              1,182,288       0.8
               ---------------------------------------------------------------------------------------------------------------------
               Commercial Banks                        21,500     National City Corporation                    721,325       0.5
                                                       44,220     U.S. Bancorp                               1,225,336       0.9
                                                        8,000     Wachovia Corporation                         366,000       0.2
                                                        7,052     Wells Fargo & Co.                            404,291       0.3
                                                                                                           -------------------------
                                                                                                             2,716,952       1.9
               ---------------------------------------------------------------------------------------------------------------------
               Commercial Services & Supplies           2,870     Avery Dennison Corporation                   158,080       0.1
                                                       15,430   + ChoicePoint Inc.                             590,198       0.4
                                                                                                           -------------------------
                                                                                                               748,278       0.5
               ---------------------------------------------------------------------------------------------------------------------
               Communications Equipment                25,094   + Cisco Systems, Inc.                          568,630       0.4


20       MERRILL LYNCH GLOBAL BALANCED FUND      NOVEMBER 30, 2003

Schedule of Investments (continued)     Mercury Master Global Balanced Portfolio

North America                                                                                                  Value      Percent of
(continued)    Industry@                          Shares Held     Common Stocks                         (in U.S. dollars) Net Assets
====================================================================================================================================
United States  Computers & Peripherals                 26,436   + Dell Inc.                                $   912,042       0.7%
(continued)                                            17,800     International Business Machines
                                                                  Corporation                                1,611,612       1.1
                                                        6,130   + Lexmark International Group, Inc.
                                                                  (Class A)                                    474,462       0.3
                                                                                                           -------------------------
                                                                                                             2,998,116       2.1
               ---------------------------------------------------------------------------------------------------------------------
               Consumer Finance                        42,720     MBNA Corporation                           1,047,494       0.7
               ---------------------------------------------------------------------------------------------------------------------
               Diversified Financial Services          49,685     Citigroup Inc.                             2,337,182       1.6
               ---------------------------------------------------------------------------------------------------------------------
               Food & Staples Retailing                10,223     Wal-Mart Stores, Inc.                        568,808       0.4
               ---------------------------------------------------------------------------------------------------------------------
               Health Care Equipment & Supplies        15,240     Baxter International Inc.                    423,977       0.3
                                                        8,040     DENTSPLY International Inc.                  362,041       0.3
                                                        4,825   + St. Jude Medical, Inc.                       305,616       0.2
                                                                                                           -------------------------
                                                                                                             1,091,634       0.8
               ---------------------------------------------------------------------------------------------------------------------
               Health Care Providers & Services        10,800     AmerisourceBergen Corporation                683,532       0.5
                                                        5,482   + WellPoint Health Networks Inc.               512,512       0.3
                                                                                                           -------------------------
                                                                                                             1,196,044       0.8
               ---------------------------------------------------------------------------------------------------------------------
               Hotels, Restaurants & Leisure           39,210     International Game Technology              1,360,195       1.0
                                                        9,548   + MGM Mirage Inc.                              357,859       0.2
                                                       12,620     Wendy's International, Inc.                  490,035       0.3
                                                                                                           -------------------------
                                                                                                             2,208,089       1.5
               ---------------------------------------------------------------------------------------------------------------------
               Household Durables                      11,990     D.R. Horton, Inc.                            523,963       0.4
                                                        5,300     Lennar Corporation (Class A)                 518,870       0.4
                                                        8,090     Pulte Corporation                            772,919       0.5
                                                                                                           -------------------------
                                                                                                             1,815,752       1.3
               ---------------------------------------------------------------------------------------------------------------------
               Household Products                       8,709     Colgate-Palmolive Company                    457,223       0.3
                                                        9,943     The Procter & Gamble Company                 956,914       0.7
                                                                                                           -------------------------
                                                                                                             1,414,137       1.0
               ---------------------------------------------------------------------------------------------------------------------
               IT Services                             10,690     First Data Corporation                       404,617       0.3
               ---------------------------------------------------------------------------------------------------------------------
               Industrial Conglomerates                16,053     General Electric Company                     460,240       0.3
                                                       60,524     Tyco International Ltd.                    1,389,026       1.0
                                                                                                           -------------------------
                                                                                                             1,849,266       1.3
               ---------------------------------------------------------------------------------------------------------------------
               Insurance                                7,836     Ambac Financial Group, Inc.                  538,725       0.4
                                                       15,377     American International Group, Inc.           891,097       0.6
                                                       16,620     The Hartford Financial Services
                                                                  Group, Inc.                                  914,100       0.6
                                                                                                           -------------------------
                                                                                                             2,343,922       1.6
               ---------------------------------------------------------------------------------------------------------------------
               Machinery                                8,180     ITT Industries, Inc.                         539,226       0.4
               ---------------------------------------------------------------------------------------------------------------------
               Media                                   10,865     Clear Channel Communications, Inc.           454,266       0.3
                                                       13,064     Gannett Co., Inc.                          1,131,342       0.8
                                                       13,967     The McGraw-Hill Companies, Inc.              956,740       0.7
                                                       14,970     Omnicom Group Inc.                         1,192,510       0.8
                                                       33,975   + Time Warner Inc.                             553,113       0.4
                                                       29,544     Viacom, Inc. (Class B)                     1,161,670       0.8
                                                                                                           -------------------------
                                                                                                             5,449,641       3.8
               ---------------------------------------------------------------------------------------------------------------------
               Oil & Gas                               27,626     Exxon Mobil Corporation                      999,232       0.7
               ---------------------------------------------------------------------------------------------------------------------
               Personal Products                       13,846     Avon Products, Inc.                          948,451       0.7
                                                       26,585     The Estee Lauder Companies Inc.
                                                                  (Class A)                                  1,010,230       0.7
                                                                                                           -------------------------
                                                                                                             1,958,681       1.4
               ---------------------------------------------------------------------------------------------------------------------
               Pharmaceuticals                         14,981     Abbott Laboratories                          662,160       0.5
                                                        8,060     Johnson & Johnson                            397,277       0.3
                                                       15,366     Merck & Co., Inc.                            623,860       0.4
                                                       85,548     Pfizer Inc.                                2,870,135       2.0
                                                       16,733     Wyeth                                        659,280       0.5
                                                                                                           -------------------------
                                                                                                             5,212,712       3.7


         MERRILL LYNCH GLOBAL BALANCED FUND      NOVEMBER 30, 2003            21

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)     Mercury Master Global Balanced Portfolio

North America                                                                                                  Value      Percent of
(concluded)    Industry@                          Shares Held     Common Stocks                         (in U.S. dollars) Net Assets
====================================================================================================================================
United States  Software                                32,970   + Amdocs Limited                           $   824,909       0.6%
(concluded)                                            94,172     Microsoft Corporation                      2,420,220       1.7
                                                                                                           -------------------------
                                                                                                             3,245,129       2.3
               ---------------------------------------------------------------------------------------------------------------------
               Specialty Retail                         8,850   + AutoZone, Inc.                               846,591       0.6
                                                       16,747     Lowe's Companies, Inc.                       976,350       0.7
                                                                                                           -------------------------
                                                                                                             1,822,941       1.3
               ---------------------------------------------------------------------------------------------------------------------
               Thrifts & Mortgage Finance              12,310     Countrywide Credit Industries, Inc.        1,299,936       0.9
                                                       33,181     Fannie Mae                                 2,322,670       1.6
                                                       30,960     Freddie Mac                                1,684,843       1.2
                                                                                                           -------------------------
                                                                                                             5,307,449       3.7
               ---------------------------------------------------------------------------------------------------------------------
               Tobacco                                 32,409     Altria Group, Inc.                         1,685,268       1.2
               ---------------------------------------------------------------------------------------------------------------------
               Trading Companies & Distributors         8,900     W. W. Grainger, Inc.                         411,714       0.3
               ---------------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in the
                                                                  United States                             57,875,255      40.5
               =====================================================================================================================
                                                                  Total Common Stocks in North America      59,079,437      41.4
====================================================================================================================================
Pacific Basin/Asia
====================================================================================================================================
Japan          Automobiles                              5,100     Honda Motor Co., Ltd.                        208,619       0.2
                                                       52,800     Nissan Motor Co., Ltd.                       603,594       0.4
                                                       24,400     Toyota Motor Corporation                     732,980       0.5
                                                                                                           -------------------------
                                                                                                             1,545,193       1.1
               ---------------------------------------------------------------------------------------------------------------------
               Chemicals                                8,300     Shin-Etsu Chemical Co., Ltd.                 306,172       0.2
               ---------------------------------------------------------------------------------------------------------------------
               Electronic Equipment & Instruments       3,700     Mabuchi Motor Co., Ltd.                      266,892       0.2
               ---------------------------------------------------------------------------------------------------------------------
               Health Care Equipment & Supplies        18,000     Olympus Optical Co., Ltd.                    385,409       0.3
               ---------------------------------------------------------------------------------------------------------------------
               Household Durables                       1,900     Funai Electric Co., Ltd.                     246,174       0.2
               ---------------------------------------------------------------------------------------------------------------------
               Insurance                                   37     Millea Holdings, Inc.                        398,649       0.3
               ---------------------------------------------------------------------------------------------------------------------
               Leisure Equipment & Products            13,000     Fuji Photo Film                              367,969       0.2
               ---------------------------------------------------------------------------------------------------------------------
               Office Electronics                      18,000     Canon, Inc.                                  831,629       0.6
                                                       51,000     Ricoh Co., Ltd.                              930,405       0.6
                                                                                                           -------------------------
                                                                                                             1,762,034       1.2
               ---------------------------------------------------------------------------------------------------------------------
               Pharmaceuticals                          9,000     Takeda Chemical Industries, Ltd.             345,142       0.2
               ---------------------------------------------------------------------------------------------------------------------
               Road & Rail                                 87     East Japan Railway Company                   397,188       0.3
               ---------------------------------------------------------------------------------------------------------------------
               Semiconductors & Semiconductor           5,100     Rohm Company Ltd.                            596,521       0.4
               Equipment
               ---------------------------------------------------------------------------------------------------------------------
               Trading Companies & Distributors        29,000     Mitsubishi Corporation                       266,116       0.2
                                                       38,000     Mitsui & Co., Ltd.                           255,716       0.2
                                                                                                           -------------------------
                                                                                                               521,832       0.4
               ---------------------------------------------------------------------------------------------------------------------
               Wireless Telecommunication Services        384     NTT DoCoMo, Inc.                             827,465       0.6
               ---------------------------------------------------------------------------------------------------------------------
                                                                  Total Common Stocks in the Pacific
                                                                  Basin/Asia                                 7,966,640       5.6
               =====================================================================================================================
                                                                  Total Investments in Common Stocks
                                                                  (Cost--$88,470,157)                      102,357,164      71.7
               =====================================================================================================================


22       MERRILL LYNCH GLOBAL BALANCED FUND      NOVEMBER 30, 2003

Schedule of Investments (continued)     Mercury Master Global Balanced Portfolio

                                                         Face                                                  Value      Percent of
Europe         Industry@                               Amount     Fixed Income Securities               (in U.S. dollars) Net Assets
====================================================================================================================================
Austria        Commercial Banks                (Y)175,000,000     Oesterreich Kontrollbank, 1.80% due
                                                                  3/22/2010                                $ 1,697,784       1.2%
               ---------------------------------------------------------------------------------------------------------------------
                                                                  Total Fixed Income Securities in
                                                                  Austria                                    1,697,784       1.2
====================================================================================================================================
Finland        Foreign Government Obligations    euro 210,000     Finnish Government, 3% due 7/04/2008         243,753       0.2
               ---------------------------------------------------------------------------------------------------------------------
                                                                  Total Fixed Income Securities in
                                                                  Finland                                      243,753       0.2
====================================================================================================================================
France                                                            French OAT:
               Foreign Government Obligations         885,000        4.75% due 10/25/2012                    1,088,942       0.8
                                                    1,655,000        5.75% due 10/25/2032                    2,192,627       1.5
                                                      620,000     French Treasury Notes, 3.50% due
                                                                  1/12/2005                                    751,704       0.5
               ---------------------------------------------------------------------------------------------------------------------
                                                                  Total Fixed Income Securities in
                                                                  France                                     4,033,273       2.8
====================================================================================================================================
Germany        Commercial Banks                (Y)225,000,000     Deutsche Ausgleichsbank, 1.85% due
                                                                  9/20/2010                                  2,182,095       1.5
                                                  207,000,000     KFW International Finance, 1.75% due
                                                                  3/23/2010                                  2,002,434       1.4
                                                                                                           -------------------------
                                                                                                             4,184,529       2.9
               ---------------------------------------------------------------------------------------------------------------------
               Foreign Government Obligations  euro 1,360,000     Bundesobligation, 3.50% due 10/10/2008     1,612,961       1.2
                                                      350,000     Bundesrepublic Deutschland, 6% due
                                                                  7/04/2007                                    453,660       0.3
                                                                  Bundesschatzanweisungen:
                                                      970,000        3.25% due 9/24/2004                     1,171,166       0.8
                                                    1,660,000        2.50% due 3/18/2005                     1,988,404       1.4
                                                                                                           -------------------------
                                                                                                             5,226,191       3.7
               ---------------------------------------------------------------------------------------------------------------------
                                                                  Total Fixed Income Securities in
                                                                  Germany                                    9,410,720       6.6
====================================================================================================================================
Italy          Foreign Government Obligations  (Y)128,000,000     Republic of Italy, 1.80% due 2/23/2010     1,239,833       0.9
               ---------------------------------------------------------------------------------------------------------------------
                                                                  Total Fixed Income Securities in Italy     1,239,833       0.9
====================================================================================================================================
Netherlands                                                       Netherlands Government Bonds:
               Foreign Government Obligations  euro 3,970,000        4% due 7/15/2005                        4,852,589       3.4
                                                      610,000        3.75% due 7/15/2009                       725,530       0.5
               ---------------------------------------------------------------------------------------------------------------------
                                                                  Total Fixed Income Securities in the
                                                                  Netherlands                                5,578,119       3.9
====================================================================================================================================
Norway         Diversified Financial Services  (Y) 62,000,000     Eksportfinans ASA, 1.80% due 6/21/2010       595,173       0.4
               ---------------------------------------------------------------------------------------------------------------------
                                                                  Total Fixed Income Securities in
                                                                  Norway                                       595,173       0.4
====================================================================================================================================
Spain          Foreign Government Obligations    euro 925,000     Spanish Government Bonds, 6.15% due
                                                                  1/31/2013                                  1,253,602       0.9
               ---------------------------------------------------------------------------------------------------------------------
                                                                  Total Fixed Income Securities in Spain     1,253,602       0.9
====================================================================================================================================
Sweden                                                            Swedish Government Bonds:
               Foreign Government Obligations   SEK 4,350,000        6.50% due 5/05/2008                       624,916       0.4
                                                   10,560,000        5% due 1/28/2009                        1,431,088       1.0
               ---------------------------------------------------------------------------------------------------------------------
                                                                  Total Fixed Income Securities in
                                                                  Sweden                                     2,056,004       1.4
====================================================================================================================================
United         Beverages                          US$ 140,000     Diageo Capital PLC, 3.50% due
Kingdom                                                           11/19/2007                                   140,273       0.1
               ---------------------------------------------------------------------------------------------------------------------
                                                                  United Kingdom Treasury Gilt:
               Foreign Government Obligations (pound) 260,000        7.25% due 12/07/2007                      485,304       0.4
                                                      360,000        5% due 3/07/2012                          616,979       0.4
                                                       85,000        8% due 6/07/2021                          196,976       0.1
                                                                                                           -------------------------
                                                                                                             1,299,259       0.9
               ---------------------------------------------------------------------------------------------------------------------
                                                                  Total Fixed Income Securities in the
                                                                  United Kingdom                             1,439,532       1.0
               =====================================================================================================================
                                                                  Total Fixed Income Securities in
                                                                  Europe                                    27,547,793      19.3
               =====================================================================================================================



         MERRILL LYNCH GLOBAL BALANCED FUND      NOVEMBER 30, 2003            23

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)     Mercury Master Global Balanced Portfolio

                                                         Face                                                  Value      Percent of
North America  Industry@                               Amount     Fixed Income Securities               (in U.S. dollars) Net Assets
====================================================================================================================================
Canada                                                            Canadian Government Bonds:
               Foreign Government Obligations      C$ 830,000        3.50% due 6/01/2005                  $    643,044       0.4%
                                                      800,000        5.75% due 6/01/2029                       649,896       0.5
               ---------------------------------------------------------------------------------------------------------------------
                                                                  Total Fixed Income Securities in
                                                                  Canada                                     1,292,940       0.9
====================================================================================================================================
United States  Diversified Financial Services     US$ 120,000     American Honda Finance Corporation,
                                                                  3.85% due 11/06/2008                         119,705       0.1
                                                      140,000     BHP Finance USA Limited, 4.80% due
                                                                  4/15/2013                                    139,100       0.1
                                                                  Household Finance Corporation:
                                                      170,000        6.40% due 6/17/2008                       187,443       0.1
                                                      100,000        4.75% due 7/15/2013                        96,686       0.1
                                                                                                          --------------------------
                                                                                                               542,934       0.4
               ---------------------------------------------------------------------------------------------------------------------
               Industrial Conglomerates               220,000     General Electric Company, 5% due
                                                                  2/01/2013                                    220,804       0.2
               ---------------------------------------------------------------------------------------------------------------------
               Insurance                              170,000     AIG SunAmerica Global Financing VII,
                                                                  5.85% due 8/01/2008                          182,669       0.1
               ---------------------------------------------------------------------------------------------------------------------
               Thrifts & Mortgage Finance             360,000     Federal National Mortgage Association,
                                                                  4.375% due 3/15/2013                         352,044       0.2
               ---------------------------------------------------------------------------------------------------------------------
               U.S. Government Obligations            440,000     U.S. Treasury Bonds, 5.375% due
                                                                  2/15/2031                                    455,881       0.3
                                                                  U.S. Treasury Notes:
                                                      130,000        2% due 8/31/2005                          130,279       0.1
                                                      435,000        1.625% due 9/30/2005                      432,689       0.3
                                                    1,320,000        3.25% due 8/15/2008                     1,318,093       0.9
                                                      230,000        3.125% due 10/15/2008                     227,898       0.2
                                                                                                          --------------------------
                                                                                                             2,564,840       1.8
               ---------------------------------------------------------------------------------------------------------------------
                                                                  Total Fixed Income Securities in the
                                                                  United States                              3,863,291       2.7
               =====================================================================================================================
                                                                  Total Fixed Income Securities in North
                                                                  America                                    5,156,231       3.6
====================================================================================================================================
Pacific Basin/Asia
====================================================================================================================================
Japan          Commercial Banks                (Y)139,000,000     International Bank for Reconstruction
                                                                  & Development, 4.75% due 12/20/2004        1,331,726       0.9
               ---------------------------------------------------------------------------------------------------------------------
                                                                  Total Fixed Income Securities in the
                                                                  Pacific Basin/Asia                         1,331,726       0.9
               =====================================================================================================================
                                                                  Total Investments in Fixed Income
                                                                  Securities (Cost--$31,854,546)            34,035,750      23.8
====================================================================================================================================

                                                 Face Amount/
                                          Beneficial Interest     Short-Term Securities
====================================================================================================================================
               U.S. Government Obligations*      US$1,500,000     U.S. Treasury Bills, 0.93% due
                                                                  1/22/2004                                  1,498,080       1.1
               ---------------------------------------------------------------------------------------------------------------------
                                                 US$5,994,072     Merrill Lynch Liquidity Series, LLC
                                                                  Cash Sweep Series I (a)                    5,994,072       4.2
               ---------------------------------------------------------------------------------------------------------------------
                                                                  Total Investments in Short-Term
                                                                  Securities (Cost--$7,491,979)              7,492,152       5.3
====================================================================================================================================
               Total Investments (Cost--$127,816,682)                                                      143,885,066     100.8

               Unrealized Depreciation on Forward Foreign Exchange Contracts**                              (2,405,644)     (1.7)

               Variation Margin on Financial Futures Contracts***                                               29,116       0.0

               Other Assets Less Liabilities                                                                 1,305,065       0.9
                                                                                                          --------------------------
               Net Assets                                                                                 $142,813,603     100.0%
                                                                                                          ==========================

+     Non-income producing security.
@ For Portfolio compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.
* Certain U.S. Government Obligations are traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Portfolio.


24       MERRILL LYNCH GLOBAL BALANCED FUND      NOVEMBER 30, 2003

Schedule of Investments (concluded)     Mercury Master Global Balanced Portfolio

** Forward foreign exchange contracts as of November 30, 2003 were as follows:

      ---------------------------------------------------------------------------------------------------------------------------
      Foreign                                                      Settlement                             Unrealized Appreciation
      Currency Purchased                                              Date                                         (Depreciation)
      ---------------------------------------------------------------------------------------------------------------------------
      Dkr   6,599,000                                             December 2003                                         $  6,488
      euro  5,837,778                                             December 2003                                          299,838
      (Y) 291,099,000                                             December 2003                                             (832)
      SEK   5,650,000                                             December 2003                                           45,970
      ---------------------------------------------------------------------------------------------------------------------------
      Total (US$ Commitment--$11,112,966)                                                                               $351,464
                                                                                                                        --------

      ---------------------------------------------------------------------------------------------------------------------------
      Foreign                                                      Settlement                                          Unrealized
      Currency Sold                                                   Date                                           Depreciation
      ---------------------------------------------------------------------------------------------------------------------------
      C$      1,700,000                                           December 2003                                      $   (72,832)
      Dkr     6,599,000                                           December 2003                                          (23,724)
      euro   19,715,565                                           December 2003                                       (1,667,322)
      (pound)   773,000                                           December 2003                                          (97,375)
      (Y) 1,280,580,000                                           December 2003                                         (658,995)
      SEK    21,861,000                                           December 2003                                         (236,860)
      ---------------------------------------------------------------------------------------------------------------------------
      Total (US$ Commitment--$39,154,633)                                                                            $(2,757,108)
      ---------------------------------------------------------------------------------------------------------------------------
      Total Unrealized Depreciation on Forward Foreign Exchange Contracts--Net                                       $(2,405,644)
                                                                                                                     ===========

*** Financial futures contracts purchased as of November 30, 2003 were as follows:

      ---------------------------------------------------------------------------------------------------------------------------
       Number of                                                             Expiration               Face             Unrealized
       Contracts              Issue                 Exchange                    Date                  Value        Gains (Losses)
      ---------------------------------------------------------------------------------------------------------------------------
          21                  Hang Seng Index       IDX                     December 2003          $1,620,774         $   46,912
          32                  NIKKEI 225            SIMEX                   December 2003           1,543,339            (61,236)
      ---------------------------------------------------------------------------------------------------------------------------
       Total Unrealized Losses--Net                                                                                   $  (14,324)
                                                                                                                      ===========

       Financial futures contracts sold as of November 30, 2003 were as follows:

      ---------------------------------------------------------------------------------------------------------------------------
       Number of                                                             Expiration               Face             Unrealized
       Contracts              Issue                 Exchange                    Date                  Value                Losses
      ---------------------------------------------------------------------------------------------------------------------------
          12                  S&P 500 Index         Chicago Mercantile      December 2003          $3,001,050         $ (172,350)
      ---------------------------------------------------------------------------------------------------------------------------
       Total Unrealized Losses--Net                                                                                   $ (172,350)
                                                                                                                      ===========

(a) Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

      ---------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Dividend/
                                                                                                       Net              Interest
      Affiliate                                                                                     Activity             Income
      ---------------------------------------------------------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC Cash Sweep Series I                                      $3,190,412            $65,972
      Merrill Lynch Liquidity Series, LLC Money Market Series                                          --                $ 9,256
      Merrill Lynch Premier Institutional Fund                                                         --                $ 5,812
      ---------------------------------------------------------------------------------------------------------------------------

      See Notes to Financial Statements.


         MERRILL LYNCH GLOBAL BALANCED FUND      NOVEMBER 30, 2003            25

[LOGO] Merrill Lynch Investment Managers

Statement of Assets and Liabilities     Mercury Master Global Balanced Portfolio

As of November 30, 2003
=========================================================================================================================
Assets
-------------------------------------------------------------------------------------------------------------------------
                       Investments, at value (identified cost--$127,816,682) .........                      $ 143,885,066
                       Cash on deposit for financial futures contracts ...............                            406,208
                       Foreign cash (cost--$1,329,036) ...............................                          1,321,696
                       Receivables:
                          Securities sold ............................................    $     652,027
                          Dividends ..................................................          549,888
                          Interest ...................................................          475,198
                          Forward foreign exchange contracts .........................           66,615
                          Variation margin ...........................................           29,116
                          Securities lending--net ....................................            5,360
                          Contributions ..............................................            1,230         1,779,434
                                                                                          -------------
                       Prepaid expenses and other assets .............................                             11,455
                                                                                                            -------------
                       Total assets ..................................................                        147,403,859
                                                                                                            -------------
=========================================================================================================================
Liabilities
-------------------------------------------------------------------------------------------------------------------------
                       Unrealized depreciation on forward foreign exchange contracts .                          2,405,644
                       Payables:
                          Securities purchased .......................................        1,577,970
                          Withdrawals ................................................          445,358
                          Investment adviser .........................................           66,106
                          Forward foreign exchange contracts .........................           33,920
                          Custodian bank .............................................           28,244
                          Other affiliates ...........................................            1,355         2,152,953
                                                                                          -------------
                       Accrued expenses and other liabilities ........................                             31,659
                                                                                                            -------------
                       Total liabilities .............................................                          4,590,256
                                                                                                            -------------
=========================================================================================================================
Net Assets
-------------------------------------------------------------------------------------------------------------------------
                       Net Assets ....................................................                      $ 142,813,603
                                                                                                            =============
=========================================================================================================================
Net Assets Consist of
-------------------------------------------------------------------------------------------------------------------------
                       Investors' capital ............................................                      $ 129,237,163
                       Unrealized appreciation on investments and foreign currency
                         transactions--net ...........................................                         13,576,440
                                                                                                            -------------
                       Net assets ....................................................                      $ 142,813,603
                                                                                                            =============

      See Notes to Financial Statements.


26       MERRILL LYNCH GLOBAL BALANCED FUND      NOVEMBER 30, 2003

Statement of Operations                 Mercury Master Global Balanced Portfolio

For the Year Ended November 30, 2003
=========================================================================================================================
Investment Income
-------------------------------------------------------------------------------------------------------------------------
                       Dividends (net of $143,938 foreign withholding tax) ...........                      $   2,136,118
                       Interest ......................................................                          1,496,821
                       Securities lending--net .......................................                             15,069
                                                                                                            -------------
                       Total income ..................................................                          3,648,008
                                                                                                            -------------
=========================================================================================================================
Expenses
-------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ......................................    $     937,014
                       Custodian fees ................................................          109,350
                       Accounting services ...........................................          103,075
                       Professional fees .............................................           46,461
                       Trustees' fees and expenses ...................................           26,214
                       Pricing fees ..................................................           10,047
                       Printing and shareholder reports ..............................            6,077
                       Other .........................................................            4,608
                                                                                          -------------
                       Total expenses ................................................                          1,242,846
                                                                                                            -------------
                       Investment income--net ........................................                          2,405,162
                                                                                                            -------------
=========================================================================================================================
Realized & Unrealized Gain (Loss) on Investments & Foreign Currency Transactions--Net
-------------------------------------------------------------------------------------------------------------------------
                       Realized gain from:
                          Investments--net ...........................................          787,131
                          Foreign currency transactions--net .........................          147,986           935,117
                                                                                          -------------
                       Change in unrealized appreciation/depreciation on:
                          Investments--net ...........................................       14,435,092
                          Foreign currency transactions--net .........................       (2,239,225)       12,195,867
                                                                                          -------------------------------
                       Total realized and unrealized gain on investments and
                         foreign currency transactions--net ..........................                         13,130,984
                                                                                                            -------------
                       Net Increase in Net Assets Resulting from Operations ..........                      $  15,536,146
                                                                                                            =============

      See Notes to Financial Statements.


         MERRILL LYNCH GLOBAL BALANCED FUND      NOVEMBER 30, 2003            27

[LOGO] Merrill Lynch Investment Managers

Statements of Changes in Net Assets     Mercury Master Global Balanced Portfolio

                                                                                                 For the Year Ended
                                                                                                    November 30,
                                                                                          -------------------------------
Increase (Decrease) in Net Assets:                                                             2003              2002
=========================================================================================================================
Operations
-------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ........................................    $   2,405,162     $   3,747,289
                       Realized gain (loss) on investments and foreign currency
                         transactions--net ...........................................          935,117       (23,004,591)
                       Change in unrealized appreciation/depreciation on
                         investments and foreign currency transactions--net ..........       12,195,867         5,062,084
                                                                                          -------------------------------
                       Net increase (decrease) in net assets resulting from
                         operations ..................................................       15,536,146       (14,195,218)
                                                                                          -------------------------------
=========================================================================================================================
Capital Transactions
-------------------------------------------------------------------------------------------------------------------------
                       Proceeds from contributions ...................................        3,565,572            46,480
                       Fair value of withdrawals .....................................      (51,751,450)      (78,801,141)
                                                                                          -------------------------------
                       Net decrease in net assets derived from net capital
                         transactions ................................................      (48,185,878)      (78,754,661)
                                                                                          -------------------------------
=========================================================================================================================
Net Assets
-------------------------------------------------------------------------------------------------------------------------
                       Total decrease in net assets ..................................      (32,649,732)      (92,949,879)
                       Beginning of year .............................................      175,463,335       268,413,214
                                                                                          -------------------------------
                       End of year ...................................................    $ 142,813,603     $ 175,463,335
                                                                                          ===============================

      See Notes to Financial Statements.


28       MERRILL LYNCH GLOBAL BALANCED FUND      NOVEMBER 30, 2003

Financial Highlights                    Mercury Master Global Balanced Portfolio

                                                                                  For the Year Ended                For the Period
                                                                                     November 30,                   April 30, 1999+
The following ratios have been derived                            ------------------------------------------------  to November 30,
from information provided in the financial statements.               2003         2002          2001         2000         1999
===================================================================================================================================
Total Investment Return++
-----------------------------------------------------------------------------------------------------------------------------------
                       Total investment return ................      10.95%       (5.91%)          --           --           --
                                                                  =================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Expenses ...............................        .80%         .78%          .70%         .70%         .70%*
                                                                  =================================================================
                       Investment income--net .................       1.54%        1.72%         2.09%        1.75%        2.10%*
                                                                  =================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands)   $142,814     $175,463      $268,413     $391,207     $480,752
                                                                  =================================================================
                       Portfolio turnover .....................     158.02%      128.22%       116.69%      117.12%       71.04%
                                                                  =================================================================

*     Annualized.
+     Commencement of operations.
++ Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

      See Notes to Financial Statements.


         MERRILL LYNCH GLOBAL BALANCED FUND      NOVEMBER 30, 2003            29

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements           Mercury Master Global Balanced Portfolio

1. Significant Accounting Policies:

Mercury Master Global Balanced Portfolio (the "Portfolio") is a series of Mercury Master Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Portfolio, subject to certain limitations. The Portfolio's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments -- Equity securities that are held by the Portfolio that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Trust employs pricing services to provide certain securities prices for the Portfolio. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Trust, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments -- The Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Portfolio may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities of a specific futures date and a specific price of yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of


30       MERRILL LYNCH GLOBAL BALANCED FUND      NOVEMBER 30, 2003

                                        Mercury Master Global Balanced Portfolio

the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Portfolio may purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts -- The Portfolio may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Portfolio may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- The Portfolio is considered as a "pass through" entity for Federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Portfolio amortizes all premiums and discounts on debt securities.

(f) Securities lending -- The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business


         MERRILL LYNCH GLOBAL BALANCED FUND      NOVEMBER 30, 2003            31

[LOGO] Merrill Lynch Investment Managers

                                        Mercury Master Global Balanced Portfolio

days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(g) Custodian bank -- The Portfolio recorded an amount payable to the Custodian bank reflecting an overnight overdraft which resulted from management estimates of available cash.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers International Limited ("MLIMIL"), an affiliate of Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

MLIMIL is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee at an annual rate of .60% of the average daily value of the Portfolio's net assets. The Trust has entered into a Sub-Advisory Agreement with FAM with respect to the Portfolio, pursuant to which FAM provides investment advisory services with respect to the Portfolio's daily cash assets. MLIMIL has agreed to pay FAM a fee in an amount to be determined from time to time by both parties but in no event in excess of the amount that MLIMIL actually receives for providing services to the Trust pursuant to the Investment Advisory Agreement.

The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Portfolio also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIMIL, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIMIL or its affiliates. For the year ended November 30, 2003, MLIM, LLC received $6,459 in securities lending agent fees.

In addition, MLPF&S received $9,008 in commissions on the execution of portfolio security transactions for the Portfolio for the year ended November 30, 2003.

For the year ended November 30, 2003, the Fund reimbursed FAM $3,437 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of MLIMIL, FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 2003 were $231,590,179 and $278,731,169, respectively.

Net realized gains (losses) for the year ended November 30, 2003 and net unrealized gains (losses) as of November 30, 2003 were as follows:

--------------------------------------------------------------------------------
                                                 Realized           Unrealized
                                              Gains (Losses)      Gains (Losses)
--------------------------------------------------------------------------------
Investments:
   Long-term ...........................       $    577,185       $ 16,068,211
   Short-term ..........................                140                173
   Financial futures contracts .........            209,806           (186,674)
                                               -------------------------------
Total investments ......................            787,131         15,881,710
                                               -------------------------------
Currency transactions:
   Foreign currency transaction ........          3,086,096            100,374
   Forward foreign
     exchange contracts ................         (2,938,110)        (2,405,644)
                                               -------------------------------
Total currency transactions ............            147,986         (2,305,270)
                                               -------------------------------
Total ..................................       $    935,117       $ 13,576,440
                                               ===============================

As of November 30, 2003, net unrealized appreciation for Federal income tax purposes aggregated $13,225,259, of which $15,658,800 related to appreciated securities and $2,433,541 related to depreciated securities. At November 30, 2003, the aggregate cost of investments for Federal income tax purposes was $130,659,807.


32       MERRILL LYNCH GLOBAL BALANCED FUND      NOVEMBER 30, 2003

Notes to Financial Statements (concluded)
                                        Mercury Master Global Balanced Portfolio

4. Commitments:

At November 30, 2003, the Portfolio had entered into foreign exchange contracts, in addition to the contracts listed in the Schedule of Investments, under which it had agreed to purchase and sell various foreign currencies with approximate values of $146,000 and $437,000, respectively.

5. Short-Term Borrowings:

The Portfolio, along with certain other funds managed by MLIMIL and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .09% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms, except that the commitment was reduced from $1,000,000,000 to $500,000,000. The Portfolio did not borrow under the credit agreement during the year ended November 30, 2003.

Independent Auditors' Report

To the Investors and Board of Trustees of Mercury Master Global Balanced Portfolio
(One of the Series constituting Mercury
Master Trust):

We have audited the accompanying statement of assets and liabilities of Mercury Master Global Balanced Portfolio, including the schedule of investments, as of November 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mercury Master Global Balanced Portfolio as of November 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the respective periods then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
January 9, 2004


         MERRILL LYNCH GLOBAL BALANCED FUND      NOVEMBER 30, 2003            33

[LOGO] Merrill Lynch Investment Managers

Officers and Directors/Trustees (unaudited)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                                                                                                       Fund Complex    Directorships
                           Position(s)  Length                                                         Overseen by     Held by
                           Held         of Time                                                        Director/       Director/
Name        Address & Age  with Fund    Served       Principal Occupation(s) During Past 5 Years       Trustee         Trustee
====================================================================================================================================
Interested Director/Trustee
------------------------------------------------------------------------------------------------------------------------------------
Terry K.    P.O. Box 9011  President    2001 to      President and Chairman of the Merrill Lynch       123 Funds       None
Glenn*      Princeton, NJ  and          present      Investment Managers, L.P. ("MLIM")/Fund Asset     160 Portfolios
            08543-9011     Director/                 Management, L.P. ("FAM")--Advised Funds since
            Age: 63        Trustee                   1999; Chairman (Americas Region) of MLIM from
                                                     2000 to 2002; Executive Vice President of FAM
                                                     and MLIM (which terms as used herein include
                                                     their corporate predecessors) from 1983 to 2002;
                                                     President of FAM Distributors, Inc. ("FAMD")
                                                     from 1986 to 2002 and Director thereof from 1991
                                                     to 2002; Executive Vice President and Director
                                                     of Princeton Services, Inc. ("Princeton
                                                     Services") from 1993 to 2002; President of
                                                     Princeton Administrators, L.P. from 1989 to
                                                     2002; Director of Financial Data Services, Inc.
                                                     since 1985.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or
              MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with FAM, MLIM, FAMD, Princeton Services and Princeton Administrators, L.P. The
              Director's/Trustee's term is unlimited. Directors/Trustees serve until their resignation, removal or death, or until
              December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of
              Directors/Trustees.

====================================================================================================================================
Independent Directors/Trustees*
------------------------------------------------------------------------------------------------------------------------------------
David O.    P.O. Box 9095  Director/    1999 to      Professor of Finance and Economics at the         10 Funds        None
Beim        Princeton, NJ  Trustee      present      Columbia University Graduate School of Business   17 Portfolios
            08543-9095                               since 1991; Chairman of Wave Hill, Inc. since
            Age: 63                                  1990; Chairman of Outward Bound U.S.A. from 1997
                                                     to 2002; Trustee of Phillips Exeter Academy.
------------------------------------------------------------------------------------------------------------------------------------
James T.    P.O. Box 9095  Director/    1999 to      Chief Financial Officer of J.P. Morgan & Co.,     10 Funds        None
Flynn       Princeton, NJ  Trustee      present      Inc. from 1990 to 1995.                           17 Portfolios
            08543-9095
            Age: 64
------------------------------------------------------------------------------------------------------------------------------------
Todd        P.O. Box 9095  Director/    2002 to      General Partner of Gibbons, Goodwin, van          9 Funds         None
Goodwin     Princeton, NJ  Trustee      present      Amerongen (investment banking firm)               16 Portfolios
            08543-9095                               since 1984.
            Age: 72
------------------------------------------------------------------------------------------------------------------------------------
George W.   P.O. Box 9095  Director/    2002 to      Managing Partner of Bradley Resources Company     9 Funds         Thoratec
Holbrook    Princeton, NJ  Trustee      present      (private investment company) and associated with  16 Portfolios   Laboratories
            08543-9095                               that Firm and its predecessors since 1953.
            Age: 72
------------------------------------------------------------------------------------------------------------------------------------
W. Carl     P.O. Box 9095  Director/    1999 to      Mizuho Financial Group Professor of Finance,      10 Funds        None
Kester      Princeton, NJ  Trustee      present      Senior Associate Dean and Chairman of the MBA     17 Portfolios
            08543-9095                               Program of Harvard University Graduate School of
            Age: 52                                  Business Administration since 1999; Serves on
                                                     the Board of Advisors of Security Leasing
                                                     Partners.
------------------------------------------------------------------------------------------------------------------------------------
Karen P.    P.O. Box 9095  Director/    1999 to      President of Robards & Company, a financial       10 Funds        None
Robards     Princeton, NJ  Trustee      present      advisory firm providing services to companies in  17 Portfolios
            08543-9095                               the health care industry; Director of Enable
            Age: 53                                  Medical Corporation since 1996; Director of
                                                     Atricure, Inc. since 2000; Founder and President
                                                     of The Cooke Center for Learning and
                                                     Development, a non-profit educational
                                                     organization, since 1987.
            ------------------------------------------------------------------------------------------------------------------------
            * The Director's/Trustee's term is unlimited. Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


34       MERRILL LYNCH GLOBAL BALANCED FUND      NOVEMBER 30, 2003

Officers and Directors/Trustees (unaudited) (concluded)

                           Position(s)  Length
                           Held         of Time
Name        Address & Age  with Fund    Served*      Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund/Trust Officers
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1999 to      First Vice President of FAM and MLIM since 1997 and Treasurer thereof since
Burke       Princeton, NJ  President    present      1999; Senior Vice President and Treasurer of Princeton Services since 1999;
            08543-9011     and                       Vice President of FAMD since 1999; Director of MLIM Taxation since 1990.
            Age: 43        Treasurer
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  Senior Vice  2001 to      President of MLIM and member of the Executive Management Committee of ML & Co.,
Doll, Jr.   Princeton, NJ  President    present      Inc. since 2001; Global Chief Investment Officer and Senior Portfolio Manager
            08543-9011                               of MLIM since 1999; Chief Investment Officer of Equities at Oppenheimer Funds,
            Age: 49                                  Inc. from 1990 to 1999 and Chief Investment Officer thereof from 1998 to 1999;
                                                     Executive Vice President of Oppenheimer Funds, Inc. from 1991 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Richard R.  P.O. Box 9011  Vice         2003 to      Managing Director of MLIM since 2002; Director (Equities) of MLIM from 2000 to
Turnill     Princeton, NJ  President    present      2002.
            08543-9011
            Age: 34
------------------------------------------------------------------------------------------------------------------------------------
Phillip S.  P.O. Box 9011  Secretary    2003 to      First Vice President of MLIM since 2001; Director of MLIM from 2000 to 2001;
Gillespie   Princeton, NJ               present      Vice President (Legal Advisory) of MLIM from 1999 to 2000 and Attorney
            08543-9011                               associated with MLIM since 1998; Assistant General Counsel of Chancellor LGT
            Age: 39                                  Asset Management, Inc., from 1997 to 1998.
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Fund/Trust serve at the pleasure of the Board of Directors/Trustees.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Fund's Officers and Directors/Trustees is available in the Fund's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-MER-FUND.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

--------------------------------------------------------------------------------
Effective January 1, 2004, Todd Goodwin and George W. Holbrook, Directors of Merrill Lynch Global Balanced Fund, retired. The Fund's Board of Directors wishes Messrs. Goodwin and Holbrook well in their retirements.
--------------------------------------------------------------------------------

Electronic Delivery

The Fund is now offering electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number
(PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


         MERRILL LYNCH GLOBAL BALANCED FUND      NOVEMBER 30, 2003            35

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

Merrill Lynch Global Balanced Fund
of Mercury Funds, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                 #MLBAL -- 11/03

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--

         The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -

         The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) David O. Beim, (2) W. Carl Kester, (3) James T. Flynn and (4) Karen P. Robards.

         The registrant's board of directors has determined that David O. Beim,
         W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

         Mr. Beim has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. For 25 years, Mr. Beim was an investment banker actively engaged in financial analysis for securities transactions and mergers. These transactions presented a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements. Mr. Beim has also been a professor of finance and economics at the Columbia University Graduate School of Business for the past 11 years.

         Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester's financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements.

         Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is the member of the Audit Committees of two privately held companies and a non-profit organization.

Item 4 - Disclose annually only (not answered until December 15, 2003)

      (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

      (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

      (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

      (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

      (e)(2) Disclose the percentage of services described in each of paragraphs
             (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

      (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

      (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

      (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

         If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

         (Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A

Item 8 -- Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b) -- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act.
        Attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch Global Balanced Fund and Merrill Lynch Master Global Balanced Portfolio

By: /s/ Terry K. Glenn
    --------------------------
    Terry K. Glenn,
    President of
    Merrill Lynch Global Balanced Fund and Merrill Lynch Master Global Balanced Portfolio

Date: January 21, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Terry K. Glenn
    --------------------------
    Terry K. Glenn,
    President of
    Merrill Lynch Global Balanced Fund and Merrill Lynch Master Global Balanced Portfolio

Date: January 21, 2004

By: /s/ Donald C. Burke
    --------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Merrill Lynch Global Balanced Fund and Merrill Lynch Master Global Balanced Portfolio

Date: January 21, 2004

Attached hereto as a furnished exhibit are the certifications pursuant to
Section 906 of the Sarbanes-Oxley Act.